UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  July 16, 2007
(Date of earliest event reported)

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 226-9900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02  Results of Operations and Financial Condition.
Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit
                  Report or Completed Interim Review.
Item 9.01  Financial Statements and Exhibits.

SIGNATURES INDEX TO EXHIBITS EXHIBIT 99.1

Item 2.02  Results of Operations and Financial Condition.

  On July 16, 2007, Photon Dynamics, Inc. (the “Company”) issued a press release announcing that it is restating its previously reported financial statements as a result of under-recorded customs duty expense related to the import of warranty parts into its foreign subsidiaries.  The Company currently estimates that these expenses will aggregate approximately $7 million to $8 million, of which approximately $500,000 will be recorded in the third quarter and the balance in prior periods.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

  On July 16, 2007, after conducting an internal review of its customs duty valuation practice, the Company’s management and the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded that the Company had under-recorded customs duty expense related to the import of warranty parts into its foreign subsidiaries, and that the financial statements contained in the Company’s Form 10-K for the year ended September 30, 2006 and its Forms 10-Q for the quarters ended December 31, 2006 and March 31, 2007 should no longer be relied upon.  The Company’s management and the Audit Committee discussed their conclusion with the Company’s independent registered public accounting firm, Ernst & Young LLP.

  The information in this Form 8−K that is furnished under “Item 2.02 Results of Operations and Financial Condition” and the related Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

Number	Description

99.1
Press Release, dated July 16, 2007, entitled “Photon Dynamics Updates Third Quarter Guidance and Announces Intention to Restate Historical Financial Statements in Light of Revised Customs Expense Estimates”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: July 18, 2007	By:	/s/ Carl C. Straub Jr.
Carl C. Straub Jr.
General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1
Press Release of Photon Dynamics, Inc. dated July   16, 2007 entitled “Photon Dynamics Updates  Third Quarter Guidance and Announces Intention to Restate Historical Financial Statements in Light of Revised Customs Expense Estimates”